UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 26, 2015 (May 19, 2015)

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13403 Northwest Freeway

Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of HCC Insurance Holdings, Inc. (the “Company”) established revised targets and maximums for 2015 annual incentive awards under the Company’s 2008 Flexible Incentive Plan, as follows:

Named Executive Officer	2015 Annual Incentive Award Target (% of Base Salary)	2015 Annual Incentive Award Maximum (% of Base Salary)	2015 Annual Incentive Award Maximum (% of Pretax Income)

Brad T. Irick	60%	120%	0.25%
William N. Burke	60%	120%	0.50%
Michael J. Schell	60%	120%	0.25%

Target annual incentive awards are generally expressed as a percentage of a named executive officer’s base salary. The actual annual incentive award received by a named executive officer may vary based (i) 70% upon the Company’s achievement of certain levels of operating return on equity, growth in book value per share (excluding accumulated other comprehensive income) and GAAP combined ratio, and (ii) 30% upon the named executive officer’s achievement of pre-established individual goals. No annual incentive awards will be granted in a given year if the Company’s pretax income for such year is less than 50% of the Company’s pretax income for the preceding year and in no case will a named executive officer receive an actual annual incentive award payment in excess of the designated percentage of the Company’s pretax income.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On May 20, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”).  During the Annual Meeting, stockholders were asked to consider and vote upon three proposals: (1) the election of twelve nominees to serve as members of the Company’s Board for a one-year term expiring at the annual meeting of stockholders in 2016 and until their successors are duly elected and qualified, (2) an advisory vote on the compensation of the Company’s named executive offices, and (3) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015.

On the record date of April 1, 2015, there were 95,847,346 shares of the Company’s common stock issued and outstanding and entitled to be voted at the Annual Meeting.  For each proposal, the results of the stockholder voting were as follows:

1.              Election of eleven nominees to serve as members of the Board for a one-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Emmanuel T. Ballases	85,551,505	723,596	4,372,266
Lydia I. Beebe	85,540,029	735,072	4,372,266
Frank J. Bramanti	85,273,893	1,001,208	4,372,266
Walter M. Duer	85,119,433	1,155,668	4,372,266
Barbara J. Duganier	85,797,063	478,038	4,372,266
James C. Flagg, Ph.D.	84,036,816	2,238,285	4,372,266
John N. Molbeck, Jr.	85,351,650	923,451	4,372,266
Susan Rivera	85,733,474	541,627	4,372,266
Hans D. Rohlf	84,876,539	1,398,562	4,372,266
Robert A. Rosholt	85,551,176	723,925	4,372,266
J. Mikesell Thomas	85,819,694	455,407	4,372,266
Christopher J.B. Williams	85,354,819	920,282	4,372,266

2.              Advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
82,965,198	2,873,094	436,809	4,372,266

3.              Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015:

Votes For	Votes Against	Abstain	Broker Non-Votes
89,610,819	836,173	200,375	n/a

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

By:	/s/ Alexander M Ludlow
Alexander M Ludlow
Associate General Counsel & Assistant Secretary

DATED:  May 26, 2015